THE INVESTMENT HOUSE FUNDS
(Formerly GKM Funds)

Supplement to the Prospectus and Statement of Additional Information dated December 1, 2011

Supplement effective July 1, 2012

At a Board Meeting held on June 20, 2012, the Board of Trustees of The Investment House Funds took the following actions:

Name Change

The Board of Trustees unanimously approved a new name for GKM Funds Trust.  The Trust’s name is being changed from GKM Funds to The Investment House Funds.  In addition, the Board approved a name change for the GKM Growth Fund to The Investment House Growth Fund (the “Fund”).  These changes will effective by July 1, 2012.

Interim Management Agreement

The Board of Trustees unanimously approved an Interim Management Agreement between the Fund and The Investment House, LLC (“TIHL”).  The advisory compensation terms under the Interim Management Agreement are identical to those terms under the recently terminated investment management agreement. The other terms of the Interim Management Agreement are substantially identical to those of the recently terminated investment management agreement, except that the Interim Management Agreement has a maximum term of 150 days.  The Interim Management Agreement will be effective July 1, 2012.

New Management Agreement

The Board of Trustees unanimously approved a new Investment Management Agreement (the “New Management Agreement”) with TIHL.  Shareholders of the Fund will be receiving in the mail a proxy statement seeking shareholder approval of the New Management Agreement.  The New Management Agreement, if approved by shareholders, will replace the Interim Management Agreement.

The section Management of the Fund on pages 19-20 of the Prospectus is replaced in its entirety by the text below:

MANAGEMENT OF THE FUND
The Investment House LLC, 11150 Santa Monica Boulevard, Los Angeles, California 90025, serves as investment adviser to the Fund.  TIHL is currently serving the Fund under an Interim Management Agreement, which has a maximum term of 150 days.  In addition, the Board of Trustees has approved a New Management Agreement with TIHL that will be presented to shareholders for approval at a Special Meeting of Shareholders to be held later this summer.

During the fiscal year ended July 31, 2011, the Fund paid First Western Investment Management, Inc, the previous adviser, a fee equal to the annual rate of 1.40% of the Fund’s average daily net assets.  Under the Interim Management Agreement with TIHL, TIHL is to be paid a fee by the Fund equal to 1.40% of the Fund’s average daily net assets.  TIHL pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to a Rule 12b-1 plan, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the New Management Agreement with TIHL will be available in the Fund’s annual report for the year ended July 31, 2012.  .

Portfolio Managers

The two portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Wahl has served as a Portfolio Manger to the Fund since its inception on December 28, 2001.  Mr. Cohen served as a Portfolio Manager to the Fund from its inception through April 30, 2012.  Effective July 1, 2012, the two managers will make all portfolio decisions collectively.

Jed M. Cohen. Mr. Cohen is a Managing Member of The Investment House, LLC and has served in this capacity since April 2012.  Prior to that time he served as a Senior Managing Director at First Western Investment Management, Inc. (“FWIM”) and was a member of FWIM’s investment management team since May 1, 2009.  Prior to FWIM, he served as chief investment strategist of GKM Advisers, LLC, since July 2003. His career has been devoted to stock research and long term economic forecasting. Prior experience includes 31/2 years (from January 2000 to July 2003) as Senior Managing Director at Gerard Klauer Mattison & Co., ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960’s, Mr. Cohen was associated with members of the President’s Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

Timothy J. Wahl. Mr. Wahl is a Managing Member of The Investment House, LLC and has served in this capacity since April 2012.  Prior to that time he served as a Managing Director at First Western Investment Management Inc. (“FWIM”) and was a member of FWIM’s investment management team since May 1, 2009.  Prior to FWIM, he served as President of GKM Advisers, LLC and GKM Advisers, Inc. from February 2000 through April 2009. Prior to joining GKM Advisers, Mr. Wahl spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm and has been actively managing portfolios since that time. Mr. Wahl has five years experience as an over-the counter market maker in Southern California, first with Gruntal Securities, then with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing predominately asset management businesses and mutual funds. Mr. Wahl earned his B.S. in Accounting after studying at California State University at Dominguez Hills, San Diego State University and Oklahoma City University. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.

The Fund’s Statement of Additional Information contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information which, together, provide the information a prospective investor should know about the Fund and should be retained for future reference.  The Fund’s Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 456-9518.